CAPITAL ONE MASTER TRUST (RECEIVABLES)

MONTHLY PERIOD : APRIL 2002

Beginning of the Month Principal Receivables :                                                                    23,734,931,969.04
                                                                                                          --------------------------
Beginning of the Month Finance Charge Receivables :                                                                  861,715,094.61
                                                                                                          --------------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                          --------------------------
Beginning of the Month Total Receivables :                                                                        24,596,647,063.65
                                                                                                          --------------------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                          --------------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                          --------------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                          --------------------------

Additional Principal Receivables :                                                                                   770,450,115.87
                                                                                                          --------------------------
Additional Finance Charge Receivables :                                                                                7,958,011.76
                                                                                                          --------------------------
Additional Total Receivables :
                                                                                                          --------------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                          --------------------------

End of the Month Principal Receivables :                                                                          24,346,637,603.93
                                                                                                          --------------------------
End of the Month Finance Charge Receivables :                                                                        849,681,304.24
                                                                                                          --------------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                          --------------------------
End of the Month Total Receivables :                                                                              25,196,318,908.17
                                                                                                          --------------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                          --------------------------
Adjusted Invested Amount of all Master Trust Series                                                               20,721,504,049.00
                                                                                                          --------------------------

End of the Month Seller Percentage                                                                                           14.89%
                                                                                                          --------------------------


CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : APRIL 2002                                                                    ACCOUNTS                 RECEIVABLES
                                                                                               --------                 -----------

End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                417,905.00              391,087,578.63
                                                                                ------------------------  --------------------------
      60 - 89 Days Delinquent                                                                253,616.00              254,693,353.84
                                                                                ------------------------  --------------------------
      90 + Days Delinquent                                                                   574,760.00              600,980,742.11
                                                                                ------------------------  --------------------------

      Total 30 + Days Delinquent                                                           1,246,281.00            1,246,761,674.58
                                                                                ------------------------  --------------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              4.95%
                                                                                                          --------------------------

Defaulted Accounts During the Month                                                          164,972.00              114,512,854.70
                                                                                ------------------------  --------------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          5.61%
                                                                                                          --------------------------



*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)

MONTHLY PERIOD : APRIL 2002                                                                 COLLECTIONS                 PERCENTAGES
                                                                                            -----------                 -----------

Total Collections and Gross Payment Rate                                               4,020,405,035.88                      15.84%
                                                                                ------------------------  --------------------------

Collections of Principal Receivables and Principal Payment Rate                        3,566,437,806.32                      14.55%
                                                                                ------------------------  --------------------------

      Prior Month Billed Finance Charge and Fees                                         349,689,556.44
                                                                                ------------------------
      Amortized AMF Income                                                                31,949,773.02
                                                                                ------------------------
      Interchange Collected                                                               48,002,917.86
                                                                                ------------------------
      Recoveries of Charged Off Accounts                                                  35,696,331.84
                                                                                ------------------------
      Collections of Discounted Receivables                                                        0.00
                                                                                ------------------------

Collections of Finance Charge Receivables and Annualized Yield                           465,338,579.16                      22.79%
                                                                                ------------------------  --------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : APRIL 2002

Beginning Unamortized AMF Balance                                                                                    170,808,868.03
                                                                                                          --------------------------
+     AMF Slug for Added Accounts                                                          1,682,580.21
                                                                                ------------------------
+     AMF Collections                                                                     20,578,423.42
                                                                                ------------------------
-     Amortized AMF Income                                                                31,949,773.02
                                                                                ------------------------
Ending Unamortized AMF Balance                                                                                       161,120,098.64
                                                                                                          --------------------------






                                                                                                        /s/ Tom Feil
                                                                                                        ----------------------------
                                                                                                        Tom Feil
                                                                                                        Director of Securitization



*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.




                                                                    Page 8 of 58